UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2019

IOTA COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27587 (Commission File Number)	22-3586087 (I.R.S. Employer Identification No.)

540 Union Square New Hope, PA (Address of principal executive offices)	18938 (Zip Code)

Registrant’s telephone number, including area code: (855) 743-6478

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02	Entry into a Material Definitive Agreement.

Reference is made to the disclosure set forth under Item 5.02 below, which disclosure is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Changes to Barclay Knapp’s Titles

On May 20, 2019, Barclay Knapp resigned as Chief Executive Officer of the Iota Communications, Inc., a Delaware corporation (the ‘Company”). In connection with his resignation, Mr. Knapp relinquished his role as “Principal Executive Officer” of the Company for SEC reporting purposes. Mr. Knapp’s resignation as Chief Executive Officer did not arise from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Knapp will continue to serve as a director of the Company. In addition, effective as of May 20, 2019, Mr. Knapp was appointed as Executive Chairman of the Company.

As the Company previously reported in a Current Report on Form 8-K, filed on September 7, 2018, as amended on March 19, 2019, the Company and Mr. Knapp entered into an Employment Agreement on September 5, 2018, effective as of the September 1, 2018 (the “Knapp Employment Agreement”). On May 20, 2019, the Company and Mr. Knapp amended the Knapp Employment Agreement, solely to reflect the aforementioned change to Mr. Knapp’s title. All other terms and provisions of the Knapp Employment Agreement will continue unmodified and remain in full force and effect. A copy of the amendment to the Knapp Employment Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference.

Changes to Terrence DeFranco’s Titles

On May 20, 2019, Terrence DeFranco resigned as Chief Financial Officer of the Company. In connection with his resignation, Mr. DeFranco relinquished his role as “Principal Financial and Accounting Officer” of the Company for SEC reporting purposes. Mr. DeFranco’s resignation as Chief Financial Officer did not arise from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. DeFranco will continue to serve as the Company’s President, Secretary and Treasurer, and as a director of the Company. In addition, effective as of May 20, 2019, Mr. DeFranco was appointed as Chief Executive Officer of the Company. In connection with his appointment as Chief Executive Officer, Mr. DeFranco was designated as Principal Executive Officer for SEC reporting purposes.

As the Company previously reported in a Current Report on Form 8-K, filed on September 7, 2018, as amended on March 19, 2019, the Company and Mr. DeFranco entered into an Employment Agreement on September 5, 2018, effective as of the September 1, 2018 (the “DeFranco Employment Agreement”). On May 20, 2019, the Company and Mr. DeFranco amended the DeFranco Employment Agreement, solely to reflect the aforementioned change to Mr. DeFranco’s titles, and the related change to whom Mr. DeFranco will report to in connection therewith. All other terms and provisions of the DeFranco Employment Agreement will continue unmodified and remain in full force and effect. A copy of the amendment to the DeFranco Employment Agreement is filed as Exhibit 10.2 to this Report and incorporated herein by reference.

Appointment of Judah Kaplan as Acting Chief Financial Officer

On May 20, 2019, Judah Kaplan was appointed as Acting Chief Financial Officer of the Company, to serve in such office at the pleasure of the Board, and until his successor has been appointed by the Board. In connection with his appointment as Acting Chief Financial Officer, Judah Kaplan was designated as the Company’s “Principal Financial and Accounting Officer” for SEC reporting purposes.

Except as otherwise disclosed in this Report, there are no arrangements or understandings between Mr. Kaplan and any other person pursuant to which he was appointed as an officer and director of the Company.  In addition, there are no family relationships between Mr. Kaplan and any of the Company’s other officers or directors.  Further, except as otherwise disclosed in this Report, there are no transactions since the beginning of our last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Mr. Kaplan had, or will have, a direct or indirect material interest.

Set forth below, is Mr. Kaplan’s business experience during at least the past 5 years:

Judah Kaplan, 48, is currently a director and Senior Finance and Risk Management consultant at Eventus Advisory Group, a CFO solutions firm that provides finance and accounting expertise, and capital advisory solutions, to small and medium-sized companies, both public and private. Prior to joining Eventus, Mr. Kaplan served as a Director, Advisory Services for PriceWaterhouseCoopers, from October 2015, until June 2017. From March 2009 until October 2015, Mr. Kaplan was as a co-founder, and served as Managing Member and Chief Financial Officer, for Cuzco Capital Investment Management, a private-equity-style fund that invests in illiquid assets.

Mr. Knapp earned an MBA in Financial Engineering from MIT – Sloan School of Management in 1997, and a B.S. in Accounting/Finance from Yeshiva University in 1992.

Item 7.01.	Regulation FD Disclosure.

On May 20, 2019, the Company issued a press release with respect to change to the Company’s management.  A copy of the press release is filed as Exhibit 99.1 to this Report and incorporated herein by reference.  The information in this Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Report in such filing.

Forward Looking Statements

This filing includes “forward-looking statements.”  All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements.  Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties.  Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct.  The forward-looking statements involve risks and uncertainties that affect the Company’s operations, financial performance, and other factors as discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”).  Among the factors that could cause results to differ materially are those risks discussed in the periodic reports the Company files with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2018.  You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.”  The Company does not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Number	Exhibit Table
10.1 †	Amendment No. 1 to the Employment Agreement between the Company and Barclay Knapp, dated May 20, 2019 (1)
10.2 †	Amendment No. 1 to the Employment Agreement between the Company and Terrence DeFranco, dated May 20, 2019 (1)
99.1	Press Release issued by the Company, dated March 20, 2019 (1)

(1)	Filed herewith
†	Management contract or compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2019	IOTA COMMUNICATIONS, INC.

	By:	/s/ Terrence DeFranco
	Name:	Terrence DeFranco
	Title:	Chief Executive Officer